NYSE MKT: INUV Richard Howe, CEO Wally Ruiz, CFO An Advertising Technology and Digital Publishing Company

Safe Harbor Statement This presentation includes or incorporates by reference statements that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward‐looking statements. These statements include, but are not limited to, information or assumptions about expenses, capital and other expenditures, financing plans, capital structure, cash flow, liquidity, management’s plans, goals and objectives for future operations and growth. In some cases, you can identify forward‐looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” or the negative of these terms or other comparable terminology. You should not place undue reliance on forward‐looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could cause actual performance or results to differ materially from those expressed in or suggested by forward-looking statements. These statements are based on the current expectations or beliefs of the Company’s management and are subject to various known and unknown risks that could cause actual results to differ materially from those described in the forward-looking statements, including, but not limited to, product demand, pricing, market acceptance, changing economic conditions, risks in product and technology development, the effect of the Company's accounting policies, increasing competition, the Company’s ability to integrate companies and businesses acquired by it and certain other risk factors, including those that are set forth from time to time in the Company's filings with the United States Securities and Exchange Commission, which may cause the actual results, performance and achievements of the Company to be materially different from any future results, performance and achievements implied by such forward-looking statements. Information in this presentation is considered Confidential and Proprietary to INUVO and should not be disclosed or shared with others without INUVO’s permission.

• TTM Revenue $72m with Adj. EBITDA of $2.6m • Fast growing – 20% trailing 24 month CAGR • Relationships with Yahoo! & Google, Facebook & Microsoft • Simple Cap Structure – 28.4m fully shares outstanding • Unique, highly differentiated business model • $3.6m cash; insiders own > 20% • AR & CA based, 93 employees • Net operating Loss carry forward of $78 million • 2017 Revenue expected $90-$95 million with positive Adj. EBITDA from operations. Developing audiences that are of value to advertisers Who is Inuvo? (NYSE MKT: INUV) Information in this presentation is considered Confidential and Proprietary to INUVO and should not be disclosed or shared with others without INUVO’s permission.

# An **Accomplished** Team



**Richard Howe**
**Chairman/CEO**
Proven technology executive with a successful track record building, merging and/or selling companies.



**Wally Ruiz**
**Chief Financial Officer**
Experienced technology executive with previous CFO roles both public and private.



**Trey Barrett**
**Chief Operating Officer**
An accomplished and proven technology operator / innovator for companies both big and small.



**John Pisaris**
**General Council**
Seasoned attorney, well versed in corporate law with multiple Public and Private company experiences.



**Rick Anderson**
**Chief Information Officer**
An executive with 30 years experience in IT management, big data storage and analysis and Software as a Service.



**Gordon Cameron**
**Director**
Executive Vice president Analytics at PNC bank with responsibility over 80 billion dollar portfolio.



**Charles Morgan**
**Lead Director**
Built Acxiom from startup to a multi- billion dollar marketing services industry leader.



**Kent Burnett**
**Director**
Former senior technology, eCommerce and information executive at Dillard's. Accomplished Engineer and Board member.



**Pat Terrell**
**Director**
Managing partner of Terrell group and PatRick investments. Founded and sold Byte Shops Northwest.

Information in this presentation is considered Confidential and Proprietary to INUVO and should not be disclosed or shared with others without INUVO's permission.

Strong Historical Revenue Growth Strategic objective to get to $100M run rate by Q4 – 2017, a 27% CAGR off Q1-2014 Have been and expect to be profitable on Operating Cash basis annually throughout. Information in this presentation is considered Confidential and Proprietary to INUVO and should not be disclosed or shared with others without INUVO’s permission. $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 Mi lli o n s of D o llar s 27% CAGR Actual Performance (26% CAGR) Linear Trend Line Seasonality Seasonality Trend Line $100m Annual Run Rate

The INUV Strategy Information in this presentation is considered Confidential and Proprietary to INUVO and should not be disclosed or shared with others without INUVO’s permission. Advertising Tech (50%) Digital Publishing (50%) 3. Content Development 2. Publisher Development $77B Market (Forrester Research) 4. Marketing Development Advertisers 1. Audience Development 800 million records Women Gamers Tech Deal Sites Fiction Sites SciFi Sites Women Sites Serving billions of ads across thousands of domains A highly differentiated and unique set of technologies and market approach Building a large audience. INUVO encounters almost every USA online user every week

1. Audience Development (Prospecting) Information in this presentation is considered Confidential and Proprietary to INUVO and should not be disclosed or shared with others without INUVO’s permission. Core Concepts Young women workplace Websites Demographic Young women workplace Computers Young women workplace Computers Gamer Audience Billions of Web Pages (sites) Crawled - 800 Million Device Profiles Developed A Patented (9) proprietary and powerful method for targeting audiences Relevancy Strong Stronger Strongest

# 2. Ad Technology Development

A portfolio of products sold to Publishers with a strong combined value proposition

## IN-IMAGE ADS

Emotional and Engaging ads on Pictures



- Relevant
- High RPM's
- Native
- High Viewability

## IN-SLIDE ADS

Astounding Monetization for Photo Galleries



- 100% Fill
- Search & Display
- Incremental Page Views
- Responsive

## IN-VIEW ADS

High Impact Adhesive Units


In View Ad on mobile web

- High Impact
- 100% Viewability
- High RPM's
- Brand Safe

## IN-PAGE ADS

Dynamic In-Content Units



- Relevant
- Native
- Premium Placement
- New Inventory

## IN-VIDEO ADS

Video Monetization



- Relevant
- High RPM's
- Configurable
- Untapped Exposure

Billions of Ads Served Annually
Millions of Profiles Updated Daily
Multiple Interest Verticals


1. Audience Development
Health
Entertain
Travel
Auto
Finance
College
Computers

Reusable Targeting Information

inuvo

Information in this presentation is considered Confidential and Proprietary to INUVO and should not be disclosed or shared with others without INUVO's permission.

3. Content Development (Publishing) Written by Inuvo, marketed by Inuvo and served with ads from Inuvo Information in this presentation is considered Confidential and Proprietary to INUVO and should not be disclosed or shared with others without INUVO’s permission.

4. Marketing Development The ability to develop an audience because of sophisticated marketing technology Information in this presentation is considered Confidential and Proprietary to INUVO and should not be disclosed or shared with others without INUVO’s permission. Ad verti ses it ’s Con ten t Action Response $ Spent $ Revenue Collected (tho u sa n ds o f camp ai gn s) Analyze results, automate campaigns (m ill ions of p ag e vi ew s) Trucks San Diego 401K Credit Wills College Computers 1. Audience Development Reusable Targeting Information

A Strategy That Leverages Digital Publishing to Develop Ad-Tech and Ad-Tech to Drive Traffic to Digital Publishing

Compare Against Competitors Inuvo Ad-Tech 3. INUV Websites = Ad-Tech Factory We design Ad-Units that work for INUV and serve ads sourced by INUV Information in this presentation is considered Confidential and Proprietary to INUVO and should not be disclosed or shared with others without INUVO’s permission. Inuvo Ad-Tech

Inuvo Ad-Tech 2. INUV Ad-Tech is Sold to Publishers Ad-Units that work for INUV will work for Publishers. Each new Publisher adds audience Information in this presentation is considered Confidential and Proprietary to INUVO and should not be disclosed or shared with others without INUVO’s permission.

INUV Partner Bed Bug Ads Bed Bugs Consumer Interest 1. Audience Development / Usage Visits to any INUV website or partner website become ways to use audience data Information in this presentation is considered Confidential and Proprietary to INUVO and should not be disclosed or shared with others without INUVO’s permission. INUV website Finance Page Bed Bug Ads

Send Traffic Back to INUV Properties 2. INUV Ad-Tech as Traffic Source Every page view with INUV ad-tech becomes an opportunity to drive traffic back to INUV owned websites Information in this presentation is considered Confidential and Proprietary to INUVO and should not be disclosed or shared with others without INUVO’s permission.

Sending Visitors to Leading Brands Every day, INUV sends visitors to thousands of recognizable merchants Information in this presentation is considered Confidential and Proprietary to INUVO and should not be disclosed or shared with others without INUVO’s permission.

Contact Us

Go to inuvo.com/investor-email to sign up today Investor Newsletter: Keeping Up with Inuvo Download the Inuvo App! Information in this presentation is considered Confidential and Proprietary to INUVO and should not be disclosed or shared with others without INUVO’s permission.